UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 06, 2025

UNITED HOMES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)
(844) 766-4663
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Resignations
As previously announced by United Homes Group, Inc. (the “Company,” “our,” or “we”) in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2025 (the “Prior 8-K”), directors Nikki Haley and James M. Pirrello, among others, announced their intention to resign from the board of directors (the “Board”) of the Company, effective no later than November 14, 2025. For further information, readers should refer to the Prior 8-K, together with the accompanying exhibits, all of which are incorporated herein by this reference. Effective as of November 7, 2025, Ambassador Haley and Mr. Pirrello resigned from the Board.
Subsequent to the filing of the Prior 8-K, the Company has identified and is reviewing the independence of three director candidates identified by Michael Nieri, the Company’s Executive Chairman and a continuing director. In light of the Company’s status with respect to appointment of replacement directors, directors Robert Dozier Jr., Jason Enoch, and Alan Levine informed the Company of their willingness to remain on the Board and applicable committees beyond November 14, 2025, to ensure an orderly transition as director candidates are identified and recruited in order to maintain compliance with the requirements under Nasdaq Listing Rule 5605.
Retention Program
On November 6, 2025, the Company entered into Retention Agreements (each, a “Retention Agreement”) with John G. (Jack) Micenko, the Company’s Chief Executive Officer and President, Keith Feldman, the Company’s Chief Financial Officer, and Erin Reeves McGinnis, the Company’s General Counsel and Corporate Secretary (each, a “Participant”). Pursuant to the terms of the Retention Agreements, each Participant shall be paid a cash retention amount equal to 100% of their respective 2025 base salaries (the “Retention Payment”). In the event a Participant’s employment with the Company is terminated prior to March 31, 2026, such Participant will be required to repay to the Company a pro rata portion of the after-tax value of the Retention Payment, provided that such termination is by the Company for Cause or by the Participant other than for Good Reason (each term as defined in the respective employment agreements of the Participants, previously filed by the Company with the SEC).
The foregoing description of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Retention Agreement which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1	Form of Executive Officer Retention Agreement
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 7, 2025

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer